UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-10401

Trust for Professional Managers

(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202

(Address of principal executive offices) (Zip code)

Rachel A. Spearo

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 765-5384

Registrant’s telephone number, including area code

Date of fiscal year end: February 28, 2015

Date of reporting period: February 28, 2015

Item 1. Reports to Stockholders.

Annual Report

February 28, 2015

Snow Capital Small Cap Value Fund

Class A Shares (SNWAX)

Class C Shares (SNWCX)

Institutional Class Shares (SNWIX)

Snow Capital Opportunity Fund

Class A Shares (SNOAX)

Class C Shares (SNOCX)

Institutional Class Shares (SNOIX)

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Phone: 1-877-SNOWFND (877-766-9363)

Dear Shareholder:

The 15.5% return for the S&P 500 Index over the past year ended February 28, 2015 has once again taken investors by surprise. In the 1950s, investors quipped that “the market climbs a wall of worry” as they watched equities rise despite widespread concern that the end of World War II would drive the country back into the Great Depression. It took a dozen years for that bull market to play out. Today, seven years after the financial crisis, we cannot seem to shake the fear of systemic failure and lost retirements, of frauds, bubbles and bankruptcies. And yet the market climbs to new highs, resiliently barreling past all macroeconomic obstacles.

Not all stocks are outperforming. The markets have been led by a very narrow group of companies in the most recent year making outperformance of the S&P 500 Index very difficult for active managers. A number of factors have contributed to this phenomenon including falling interest rates, a rapidly rising U.S. dollar, a mania for dividend paying non-cyclical stocks and relatively high valuations. One of the stocks leading the charge for this narrow group is Apple (AAPL). Apple alone represented 11.2% of the S&P 500 Index’s return for the trailing year ended February 28, 2015. The combination of high valuation Consumer Staples stocks and Apple constituted 25% of the return for the S&P 500 Index, presenting a relative return problem for value conscious investors. Such momentum-driven markets have generally occurred during the latter part of an investment cycle.

Many equity investors are narrowly focused on what they perceive as “safe” equities that may potentially offer “high quality” and higher yield at any valuation, particularly stocks in the non-cyclical sectors of Consumer Staples and Utilities. The Consumer Staples sector has outperformed the S&P 500 Index by 59.5% from the end of August 2007 to the end of February 2015, more than 4.4% annually over the time period. This same sector outperformed the S&P 500 Index in the trailing one-year period from the end of February 2014 to the end of February 2015 by 5.7%.

The Consumer Staples sector is the home for such household names as Clorox (CLX), Colgate-Palmolive (CL) and Costco (COST). The entire sector trades at a price to earnings (P/E) ratio of 21.7 times trailing twelve month earnings as of the end of February 2015. Blue chip names like Clorox, Colgate-Palmolive and Costco trade at valuations even higher than the sector group (22.9 times, 23.2 times, and 27.1 times, respectively). This compares to a P/E of 18.9 times trailing earnings for the S&P 500 index as a whole. Such a high relative valuation in a sector is not uncommon but is historically a sign of depressed earnings or the anticipation of future growth in earnings. In this case, investors seem to be drawn to the dividend yield as well as the low, slow and steady growth of these companies – so much so that they trade at a 15% premium to the S&P 500 Index on average despite analyst growth estimates for the next 3 to 5 years that indicate 5% slower earnings growth.

The Utilities sector outperformed every sector in the S&P 500 Index in 2014. With a Fed rate hike looming and concerns over the sector being overvalued, we believe 2015 poses some challenges for the sectors as it outperformed the S&P 500 Index by a comparatively paltry 0.2% in the trailing one year period ended February 28, 2015 and generated a dividend yield of only 3.5% as of the end of February 2015, which is substantially lower than its long-term average of 4.5%.

Beyond the largest and the perceived “safest” stocks in the market, investors have been hesitant to hold equities. Proof of this fear of equities can be found in the mutual fund flow data as reported by the Investment Company Institute (ICI). Since August of 2007, domestic equity mutual funds have seen cumulative withdrawals of approximately $640 billion. Compare that to approximately $1,048 billion of inflows into bond mutual funds and $225 billion of inflows into hybrid (balanced or alternative) mutual funds.

This massive shift in assets is perverse. While such a move might suggest risk aversion, we believe the crowding of the bond market would appear to have exposed a large number of investors to a potential long-term bottom in interest rates. In fact, many are reporting that the recent low rates experienced by the United States 10-year Treasury and the 10-year German Bund signify lows in interest rates not seen in the hundreds of years of estimated data. The risk of owning bonds in today’s environment may be more significant than bondholders estimate.

We are not proposing that there is a bubble in supposedly “safe” assets but all the warning signs seem to be in place for rising rates for the intermediate to long term. The recent low 10-year U.S. Treasury yield of 1.6% on January 30, 2015 was a very quick dip in yields that failed to match the July 2012 all-time low of 1.4%.

With a massive outflow from domestic equities as a backdrop, one might assume very poor returns over the same time period. However, from the end of August 2007 to the end of February 2015 the S&P 500 Index has returned 7.2% annualizes largely driven by the Health Care, Consumer Discretionary and Consumer Staples sectors. Meanwhile, the 10-year U.S. Treasury note has declined in yield by approximately 56%. Over the same time period, U.S. Treasury bonds with maturities of 7 to 10 years have produced an annualized return of 6.4%, according to the Bloomberg/EFFAS Indexes. Despite massive inflows into bonds and outflows from equities, the returns of both assets have been positive and similar.

There are strong cross currents in the economy as the nation’s factories contend with weaker equipment demand. Lower energy prices are hurting industries exposed to oil and export markets are soft due to the recent sharp rise in the value of the U.S. dollar. Meanwhile, consumers have benefited as the strong dollar reduced prices for imports and relief at the pump provided additional discretionary income. In addition, we believe sustained job creation, the falling unemployment rate and lower commodity prices should bode well for consumer spending.

The 2014 calendar year fourth quarter earnings for S&P 500 Index companies have again exceeded analysts’ expectations by more than 5%. Sales have also beat expectations, up 1.6% for the period. We believe valuations are on the high end of the reasonable range, with the index trading at about 17 times expected 2016 operating earnings. Earnings growth exceeded sales growth, as profit margins continued to trend higher and buybacks reduced share count, but the strong U.S. dollar presents a headwind to future earnings growth, particularly for large multinational corporations. We continue to find many attractive investment opportunities in U.S. stocks.

At Snow Capital Management L.P. (“Snow Capital” the “Firm,” “we,” “our”), we remain bottom-up fundamental stock pickers; we do not time the market. We stay fully invested at all times. Being fully invested when an unexpected market moving event produces short-term losses can be difficult to endure, but we believe one does not realize long-term returns by continually trying to guess the next market move. In our opinion, real wealth is built over long periods of time by sticking to an investment discipline, both in good times and bad.

Snow Capital offers mutual funds that provide an investor the opportunity to leverage the Firm’s value investing process, our resources as an institutional investor, and our professional investment discipline. The funds all implement the same investment process. Your financial professional can help you determine which fund is best suited to you.

Thank you for choosing the Snow Capital Family of Funds.

Snow Capital Opportunity Fund

How did the Fund perform?

For the full year ended February 28, 2015, the Institutional Class shares return was 5.31% compared to a return of 15.51% for the S&P 500 Index and 12.70% for the Russell 3000 Value Index. For the six-month period ended February 28, 2015, the Snow Capital Opportunity Fund Institutional Class shares recorded a return of -5.31% compared to a return of 6.12% for the S&P 500 Index and 3.39% for the Russell 3000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in the fundamental analysis of individual companies to build a portfolio of investments. The Snow Capital Opportunity Fund typically maintains a portfolio of 30 to 60 U.S.-listed securities. We weight position sizes based on our assessment of upside potential and near-term catalysts. An actively traded equity options strategy is employed with the goals of increasing potential returns and decreasing volatility. The fund may attempt to hedge market exposure through the purchase and/or sale of options, exchange-traded funds, or other securities.

Top Positive Contributors to the Fund’s Return

For the full year ended February 28, 2015, the Information Technology, Consumer Discretionary, Health Care, and Utilities sectors added to overall performance.

Apple (AAPL) was the Fund’s top contributor in 2014 following all-time record sales of the iPhone, led by the company’s successful launch of the iPhone 6 in the fall. The company captured 93% of profit from the worldwide handset industry during the year and continued to innovate in the tablet, notebook, and emerging technology markets. Health Net (HNT), a managed care company, steadily increased throughout the year on solid membership and higher earnings. An initiative to save up to $200 million over 3 years by streamlining back office operations was well received by investors. American Eagle Outfitters (AEO) showed signs of executing their turnaround plan as declining promotional activity, improved inventory control, and reduced corporate overhead spending began to drive improvements. Broadcom (BRCM) positively contributed to the Fund’s return as investors cheered the announcement that the company would discontinue their unprofitable Cellular Baseband business. BRCM also reported continued strong results in their Broadband and Connectivity segments, which drove earnings higher throughout 2014. Intel (INTC) outperformed the market on higher shipments of PCs and tablets. The company’s Data Center business also exceeded expectations on strong sales to cloud customers. We sold the position after it hit our target price.

Top Detractors from the Fund’s Return

For the full year ended February 28, 2015, the Energy, Industrials, Financials, and Materials sectors detracted from overall performance.

The worst performing stock over the last year was McDermott International (MDR), a worldwide energy services company that was negatively impacted by falling global oil prices which delayed the company’s turn-around. We sold the position during the year in response to lower oil prices and balance sheet deterioration. Genworth Financial (GNW), a multi-line insurance company, declined after reporting an increase in long-term care reserves. Reserve adjustments in the most recent quarter were better than expected, providing some support for the stock. Tidewater (TDW), a provider of offshore supply vessels and services for the energy industry, declined with the offshore rig count as customers adjusted to lower oil prices. KBR Inc. (KBR), an engineering and construction company, was impacted by lower oil prices and cost overruns in its Canadian segment. We exited the position during the year in response to growing headwinds in liquid natural gas (LNG) and energy markets. British Petroleum (BP) fell with the global drop in oil prices. Exposure to Russia through the company’s 20% stake in Rosneft, Russia’s state-owned oil company, has also negatively impacted earnings and sentiment as sanctions punished the Ruble.

Were there significant changes to the portfolio?

Compared to the Russell 3000 Value Index, the Fund holds an above-average weight in the Information Technology, Consumer Discretionary, Materials, and Industrials sectors, and a below-average weight in the Health Care, Financials, and Energy sectors. The Fund maintained a zero percent weighting in the Consumer Staples, Utilities, and Telecommunications Sectors as of February 28, 2015.

We reduced our exposure to Energy, Health Care, and Utilities, and increased our investments in Information Technology, Financials, Materials, Industrials, and Consumer Discretionary during the fiscal year.

As of the end of February, the portfolio held 33 core positions and was approximately 93% net long. Purchased puts on the S&P 500 Index aim to serve as a hedge to our long equity portfolio. We are holding cash as a component of our options strategies (e.g. written puts, and long call options) and seek to take advantage of any opportunities the market volatility may provide.

Comments on the Fund’s Five Largest Holdings

J.P. Morgan Chase (JPM)

After navigating the financial crisis and a slew of negative headlines under the leadership of CEO Jamie Dimon, JPM remains the premier lender in the banking industry. We think JPM should benefit from rising interest rates and reduced overhead costs as well as stabilized credit trends and a well-capitalized balance sheet. With most of its legal woes behind it and ever-increasing clarity on capital regulations, we believe investor sentiment will improve over time.

Voya Financial (VOYA)

Formerly ING U.S., VOYA provides retirement solutions, investment management, and insurance options to more than 13 million customers. Management is targeting a 12 to 13% return-on-equity by 2016, which would equate to about $1.7 billion in excess capital generation that could be put towards increasing the dividend or buying back shares. We believe a significant deferred tax asset should also help the company in the near-term.

NCR Corporation (NCR)

NCR is a computer hardware, software, and electronics company that provides payment products and services that enable businesses to connect, interact, and transact with their customers. Main products include self-service kiosks, point-of-sale terminals, ATMs, check processing systems, barcode scanners, and business consumables, in addition to providing IT maintenance and support services.

American Eagle Outfitters (AEO)

With a strong balance sheet and brand name, AEO has begun to rebound from a difficult 2013. Fewer promotions have increased margins while the company continues to close the least profitable stores in a shift towards more digital and international exposure. AEO is currently searching for a new CEO.

Bank of America (BAC)

One of the largest financial institutions in the United States, we believe that BAC will benefit from less competition and greater economies of scale over the long-term. Capital levels have been bolstered and the business model has been simplified under the direction of CEO Brian Moynihan.

Snow Capital Small Cap Value Fund

How did the Fund perform?

For the full year ended February 28, 2015, the Institutional Class shares returned 5.01% compared to a return of 3.96% for the Russell 2000 Value Index. For the six-month period ended February 28, 2015, the Snow Capital Small Cap Value Fund Institutional Class shares recorded a return of -5.74% compared to a return of 2.31% for the Russell 2000 Value Index.

How is the Fund managed?

We employ a contrarian value process rooted in fundamental investing to build a portfolio of investments. The Snow Capital Small Cap Value Fund typically maintains a portfolio of 40 to 60 U.S.-listed equities. We weight position sizes based on our assessment of upside potential and near-term catalysts. The Fund draws at least 80% of its investments from companies with market capitalizations between $100 million and $3 billion.

Top Positive Contributors to the Fund’s Return

For the full year ended February 28, 2015, the Health Care, Financials, Information Technology, Consumer Staples, Consumer Discretionary, and Materials sectors added to overall performance.

Spirit AeroSystems (SPR), a tier one aerospace supplier, was a top contributor to the Fund once again. After years of disappointments, SPR has reported several quarters of consistent topline growth, solid earnings, and free cash flow generation, greatly improving investor sentiment. Management will reveal its plans for the increased free cash flow in 2015, with M&A, dividends, and/or share repurchases all under consideration. Discount retailer Big Lots (BIG) reported four consecutive quarters of positive comparable same store sales, leading to increasing gross and operating margins and suggesting that the new CEO’s turnaround plan is well underway. The ongoing operational strength provided management the confidence to initiate a dividend program and repurchase shares, which was well received by the market. Health Net (HNT), a managed care company, steadily increased throughout the year on solid membership and higher earnings. An initiative to save up to $200 million over 3 years by streamlining back office operations was well received by investors. OmniVision Technologies (OVTI) disclosed a non-binding acquisition proposal from a Beijing based investment manager in August for $29/share in cash, and the company is still reviewing the offer. Results also drove outperformance, as OVTI, a provider of image sensors, benefited from smartphone growth in China and India. Atlas Air Worldwide Holdings (AAWW) reported better than expected performance in the military segment, and also benefited from underlying improvement in the global airfreight markets. Positive earnings estimate revisions improved investor sentiment on the stock.

Top Detractors from the Fund’s Return

For the full year ended February 28, 2015, the Energy and Industrials sectors detracted from overall performance.

Tidewater (TDW), a provider of offshore supply vessels and services for the energy industry, declined with the offshore rig count as customers adjusted to lower oil prices. Titan International (TWI) disappointed on cyclical downturns in both of their businesses, Agriculture and Mining, as well as negative currency impacts from the strong dollar. Cost cuts are the focus going forward, with upwards of $40 million being targeted for 2015 alone. GrafTech International (GTI), a manufacturer of graphite electrodes used in steel production, continued to manage through weak end markets in Europe and the US. The company recently announced an aggressive restructuring plan aimed at lowering costs. The Fund has exited the position. McDermott International (MDR), a worldwide energy services company, was negatively impacted by falling global oil prices which delayed the company’s turn-around. We sold the position during the year in response to lower oil prices and balance sheet deterioration. Abercrombie & Fitch (ANF) fired their dominant CEO Mike Jeffries after several years of disappointing results and significant turnover on the Board. The stock was weak as investors prepared for a longer road to recovery, which has been impeded by promotional activity, significant merchandise changes, and a strong U.S. dollar.

Were there significant changes to the portfolio?

As of February 28, 2015, the Fund held an overweight in the Industrials, Energy, Health Care, and Information Technology sectors compared to the Russell 2000 Value Index. The Fund held below average positions in the Financials, Materials, Consumer Discretionary, and Consumer Staples sectors while maintaining zero weighting in Utilities and Telecommunications.

We reduced our exposure to Health Care, Information Technology, Consumer Discretionary, and Consumer Staples, and increased our investments in Financials, Industrials, Energy, and Materials during the year.

Comments on the Fund’s Five Largest Holdings

OFG Bancorp (OFG)

One of the survivors of the financial crisis, Puerto Rican bank Oriental Group made several acquisitions at discounts including a retail branch network from BBVA Puerto Rico and a $1.5 billion loan portfolio from Eurobank. A deal with the Federal Deposit Insurance Corporation (FDIC) to backstop the acquired loan portfolio has resulted in an earnings drag as the troubled portfolio has outperformed expectations, creating a profit sharing (instead of loss sharing) agreement with the U.S. government agency. This arrangement will roll off the books in 2015, adding significant earnings back onto OFG’s income statement.

Integra LifeSciences (IART)

A diversified medical device manufacturer, IART holds leading market share positions in neurosurgery and surgical instruments. Optimization programs in place should generate about $100 million in annual cost savings while increasing the gross margin. Recent hiccups with manufacturing seem to be behind them.

First Niagara Financial Group (FNFG)

A regional bank with branches throughout the northeast, FNFG boasts stable credit metrics, a well-diversified balance sheet, and industry leading loan growth.

Triumph Group (TGI)

Well-diversified, TGI is considered a tier one, two, and three supplier of aerosystems and structures to the commercial aerospace and defense sectors. Maturing aerospace platforms and execution issues have caused the stock to fall out of favor recently, but we believe significant opportunities exist for revenue growth and margin improvement through acquisitions, cost containment, and reduced pension and interest expense, especially in the face of low expectations.

OmniVision Technologies (OVTI)

A provider of image sensors for mobile devices, OVTI is the market leader for sensors embedded in low-cost smartphones. Consumers in emerging markets such as China and India are just entering the smartphone market, and we believe that OVTI is well-positioned to benefit from low cost, large scale adaptation. Sensors used in automobiles and security cameras among other devices provide diversification.

Past performance is not a guarantee of future results.

Must be preceded or accompanied by a prospectus.

The views expressed herein are solely the opinions of Snow Capital Management L.P. We make no representations as to their accuracy. This communication is intended for informational purposes only and does not constitute a solicitation to invest money nor a recommendation to buy or sell certain securities. Equity investments are not appropriate for all investors. Individual investment decisions should be discussed with a financial advisor.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility. Investments in foreign securities involve political, economic, and currency risks, greater volatility and differences in accounting methods. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. The Snow Capital Opportunity Fund may use options or futures contracts which have the risks of unlimited losses and the underlying holdings due to unanticipated market movements and failure to correctly predict the direction of the securities prices, interest rates, and currency exchange rates. This investment may not be suitable for all investors.

Diversification does not assure a profit nor protect against loss in a declining market.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Stocks are generally perceived to have more financial risk than bonds in that bond holders have a claim on firm operations or assets that is senior to that of equity holders. In addition, stock prices are generally more volatile than bond prices. Equities, bonds, and other asset classes have different risk profiles, which should be considered when investing. All investments contain risk and may lose value.

The S&P 500® Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Value Index measures the performance of the broad value segment of U.S. equity value universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values.

The Bloomberg/EFFAS (European Federation of Financial Analysts Societies) Government Bond Indexes measure the performance of global treasury markets. The index family covers 25 markets and is widely used in structured products and institutional benchmarking.

Indexes are unmanaged. It is not possible to invest directly in an index.

The Price-to-Earnings (P/E) ratio is calculated as the current price of a stock divided by its trailing twelve month operating earnings per diluted share of equity

Earnings growth is not representative of the Fund’s future performance.

The Price/Book ratio is calculated as the current share price of a stock divided by its book value per diluted share of equity

The CPI or Consumer price index is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services as defined by the Bureau of Labor Statistics

Cash flow is calculated as the most recent four quarters of income before extraordinary and discontinued items plus accumulated depreciation and amortization

Return on Equity or ROE is calculated as net income divided by common stockholders’ equity

The Snow Capital Family of Funds are distributed by Quasar Distributors, LLC.

Snow Capital Family of Funds

Expense Examples (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees, distribution (12b-1) and service fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (9/1/14 - 2/28/15).

Actual Expenses

The following table provides information about actual account values and actual expenses. If you purchase Class A shares of the Funds you will pay an initial sales charge of 5.25% when you invest. Class A shares are also subject to a 0.50% contingent deferred sales charge for purchases made at the $1,000,000 breakpoint and are redeemed within twelve months of purchase. A 1.00% contingent deferred sales charge is imposed on Class C shares redeemed within twelve months of purchase. In addition, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request that a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. You will be charged a redemption fee equal to 0.50% of the net amount of the redemption if you redeem your shares of the Funds within 30 days of purchase. IRA accounts will be charged a $15.00 annual maintenance fee. To the extent the Funds invest in shares of exchange-traded funds or other investment companies as part of their investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Funds invest in addition to the expenses of the Funds. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, management fees, distribution (12b-1) and service fees, fund administration and accounting, custody and transfer agent fees. You may use this information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The following table also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Fund Expense Examples (unaudited)

	Beginning Account Value 9/1/2014	Ending Account Value 2/28/15	Expenses Paid During Period 9/1/14- 2/28/15	Annualized Expense Ratio
Based on Actual Fund Returns
Small Cap Value Fund*
Class A	$1,000.00	$941.50	$8.18	1.70%
Class C	1,000.00	937.60	11.77	2.45
Institutional Class	1,000.00	942.60	6.98	1.45
Opportunity Fund*
Class A	1,000.00	945.60	7.09	1.47
Class C	1,000.00	942.40	10.60	2.20
Institutional Class	1,000.00	946.90	6.03	1.22

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the most recent 12-month period (365).

	Beginning Account Value 9/1/14	Ending Account Value 2/28/15	Expenses Paid During Period 9/1/14- 2/28/15	Annualized Expense Ratio
Based on Hypothetical 5% Yearly Returns
Small Cap Value Fund*
Class A	$1,000.00	$1,016.36	$8.50	1.70%
Class C	1,000.00	1,012.65	12.23	2.45
Institutional Class	1,000.00	1,017.60	7.25	1.45
Opportunity Fund*
Class A	1,000.00	1,017.50	7.35	1.47
Class C	1,000.00	1,013.88	10.99	2.20
Institutional Class	1,000.00	1,018.74	6.11	1.22

*	Expenses are equal to the Funds’ annualized expense ratio by class multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (181), then divided by the number of days in the most recent 12-month period (365).

Snow Capital Small Cap Value Fund

Investment Highlights (Unaudited)

The investment objective of the Fund is long-term capital appreciation. To achieve its investment objective, the Fund will invest at least 80% of its net assets in equity securities of companies with market capitalizations between $100 million and $3 billion (“small cap companies”). The Adviser selects equity securities for the Fund using a bottom-up approach that seeks to identify small cap companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 28, 2015 is shown below.

*	Short-Term Investments less than 0.005%.

Snow Capital Opportunity Fund

Investment Highlights (Unaudited) (Continued)

The investment objective of the Fund is protection of investment principal and long-term capital appreciation. The Fund seeks to achieve its investment objective by investing in domestic equity securities, including common and preferred stocks, convertible securities and shares of other investment companies and exchange-traded funds that invest in equity securities. To the extent deemed appropriate by the Adviser to mitigate the risks of volatility in the U.S. equity market, the Fund seeks protection of investment principal by using derivative instruments, including options and/or futures contracts. The Adviser selects investments for the Fund using a bottom-up approach that seeks to identify companies that the Adviser believes are undervalued and are likely to experience a rebound in earnings due to an event or series of events that creates a price to earnings expansion that leads to higher stock price valuations. The Fund’s allocation of portfolio assets as of February 28, 2015 is shown below.

*	Written Options (0.05%)

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Average Annual Returns as of February 28, 2015(1)

	One Year	Three Years		Since Inception (11/30/10)
Small Cap Value Fund
Class A (with sales charge)	-0.75%	12.80%		15.00%
Class A (without sales charge)	4.75%	14.84%		16.47%
Class C (with sales charge)	3.02%	13.97%		15.60%
Class C (without sales charge)	3.95%	13.97%		15.60%
Institutional Class	5.01%	15.12%		16.75%
Russell 2000 Value Index	3.96%	15.32%		13.29%

	One Year	Three Years	Five Years	Since Inception (4/28/06)
Opportunity Fund
Class A (with sales charge)	-0.49%	14.71%	10.91%	5.92%
Class A (without sales charge)	5.03%	16.79%	12.11%	6.57%
Class C (with sales charge)	3.37%	15.95%	11.34%	5.81%
Class C (without sales charge)	4.27%	15.95%	11.34%	5.81%
Institutional Class	5.31%	17.07%	12.40%	6.83%
S&P 500 Index	15.51%	18.00%	16.18%	7.78%

(1)

With sales charge returns reflect the deduction of the current maximum initial sales charge of 5.25% for Class A and the applicable contingent deferred sales charge for Class C. Returns without sales charges do not reflect the current maximum sales charges. Had the sales charges been included, the returns would have been lower.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-SNOWFND (877-766-9363). The Funds impose a 0.50% redemption fee on shares held 30 days or less. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

Short-term performance, in particular, is not a good indication of the Funds’ future performance, and an investment should not be made solely on returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total returns would be reduced.

The returns shown in the table above and the following graphs assume reinvestment of Fund distributions and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graphs below illustrate performance of a hypothetical investment made in the Funds and a broad- based securities index on each Fund’s inception date. The graphs do not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks. The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. One cannot invest directly in an index.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.

Snow Capital Family of Funds

Investment Highlights (Unaudited) (Continued)

(1)	The minimum initial investment for the Institutional Class is $1,000,000.

Snow Capital Small Cap Value Fund

Schedule of Investments

February 28, 2015

	Shares	Value
COMMON STOCKS - 97.95%
Aerospace & Defense - 7.64%
Ducommun, Inc. (a)	19,890	$494,863
Spirit Aerosystems Holdings, Inc. (a)	68,565	3,374,084
Triumph Group, Inc.	74,600	4,460,334

		8,329,281

Air Freight & Logistics - 2.92%
Atlas Air Worldwide Holdings, Inc. (a)	70,200	3,183,570

Capital Markets - 2.28%
FBR & Co. (a)	37,281	904,064
Manning & Napier, Inc.	74,700	897,894
Virtus Investment Partners, Inc.	5,150	679,646

		2,481,604

Chemicals - 1.81%
American Vanguard Corp.	56,000	631,120
LSB Industries, Inc. (a)	35,800	1,345,364

		1,976,484

Commercial Banks - 14.86%
First Commonwealth Financial Corp.	110,200	934,496
First Niagara Financial Group, Inc.	517,487	4,584,935
FNB Corp.	161,950	2,077,819
OFG Bancorp (b)	271,500	4,737,674
TCF Financial Corp.	135,445	2,125,132
The Bancorp, Inc. (a)	186,000	1,737,240

		16,197,296

Commercial Services & Supplies - 3.08%
ACCO Brands Corp. (a)	338,200	2,573,702
Brady Corp.	29,000	781,840

		3,355,542

Communications Equipment - 1.53%
Black Box Corp.	75,913	1,669,327

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
Consumer Finance - 1.48%
Green Dot Corp. (a)	104,000	$1,613,040

Distributors - 1.06%
VOXX International Corp. (a)	134,080	1,153,088

Electronic Equipment, Instruments & Components - 4.04%
Orbotech Ltd. (a)(b)	78,355	1,260,732
OSI Systems, Inc. (a)	43,400	3,145,198

		4,405,930

Energy Equipment & Services - 7.20%
CARBO Ceramics, Inc.	75,000	2,733,000
Nabors Industries Ltd. (b)	60,000	768,600
Patterson-UTI Energy, Inc.	20,000	373,700
Tidewater, Inc.	141,000	3,976,200

		7,851,500

Food Products - 1.08%
Omega Protein Corp. (a)	110,100	1,175,868

Health Care Equipment & Supplies - 6.87%
Analogic Corp.	31,900	2,764,454
Integra LifeSciences Holdings Corp. (a)	78,800	4,728,788

		7,493,242

Health Care Providers & Services - 3.67%
Community Health Systems, Inc. (a)	58,735	2,849,822
Health Net, Inc. (a)	20,035	1,149,007

		3,998,829

Household Durables - 1.56%
SodaStream International Ltd. (a)(b)	95,000	1,702,400

Insurance - 3.25%
FBL Financial Group, Inc.	21,800	1,260,912
Genworth Financial, Inc. (a)	64,000	496,000
Selective Insurance Group, Inc.	65,750	1,790,373

		3,547,285

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
Machinery - 9.79%
Actuant Corp.	21,000	$534,240
AGCO Corp.	24,500	1,218,630
Crane Co.	29,500	1,971,485
Hyster-Yale Materials Handling, Inc.	29,000	1,916,030
Kennametal, Inc.	80,400	2,813,999
Titan International, Inc.	222,000	2,215,560

		10,669,944

Media - 0.85%
World Wrestling Entertainment, Inc.	56,000	920,640

Multiline Retail - 2.99%
Big Lots, Inc.	68,279	3,257,591

Oil, Gas & Consumable Fuels - 3.18%
PBF Energy, Inc.	111,109	3,463,268

Professional Services - 2.41%
Acacia Research Corp.	156,000	1,956,240
Kelly Services, Inc.	38,660	669,205

		2,625,445

Semiconductors & Semiconductor Equipment - 3.87%
OmniVision Technologies, Inc. (a)	157,500	4,222,575

Specialty Retail - 3.37%
Abercrombie & Fitch Co.	148,500	3,673,890

Technology Hardware, Storage & Peripherals - 1.96%
Silicon Graphics International Corp. (a)	231,214	2,134,105

Trading Companies & Distributors - 2.10%
DXP Enterprises, Inc. (a)	14,500	664,100
Titan Machinery, Inc. (a)	113,000	1,629,460

		2,293,560

Transportation Infrastructure - 3.10%
Wesco Aircraft Holdings, Inc. (a)	225,000	3,377,250

TOTAL COMMON STOCKS (Cost $100,989,487)		$106,772,554

Snow Capital Small Cap Value Fund

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
REAL ESTATE INVESTMENT TRUST - 2.21%
Highwoods Properties, Inc.	52,780	$2,407,296

TOTAL REAL ESTATE INVESTMENT TRUST (Cost $1,920,485)		$2,407,296

SHORT-TERM INVESTMENT - 0.00%
Money Market Fund - 0.00%
Fidelity Institutional Government Portfolio	607	607

TOTAL SHORT-TERM INVESTMENT (Cost $607)		$607

Total Investments (Cost $102,910,579) - 100.16%		109,180,457
Liabilities in Excess of Other Assets - (0.16)%		(175,991)

TOTAL NET ASSETS - 100.00%		$109,004,466

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Foreign Issued Security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Investments

February 28, 2015

	Shares	Value
COMMON STOCKS - 94.29%
Aerospace & Defense - 2.64%
Triumph Group, Inc.	153,000	$9,147,870

Automobiles - 3.23%
General Motors Co.	300,000	11,193,000

Chemicals - 3.21%
Axiall Corp.	240,000	11,114,400

Commercial Banks - 3.98%
JPMorgan Chase & Co. (c)	225,200	13,800,256

Computers & Peripherals - 3.21%
Hewlett-Packard Co.	320,000	11,148,800

Construction & Engineering - 1.53%
Chicago Bridge & Iron Co. N.V. (b)	115,000	5,308,400

Consumer Finance - 2.70%
Ally Financial, Inc. (a)	450,000	9,351,000

Containers & Packaging - 2.45%
Owens- Illinois, Inc. (a)	325,000	8,502,000

Diversified Financial Services - 7.42%
Bank of America Corp.	762,000	12,047,220
Voya Financial, Inc.	310,000	13,698,900

		25,746,120

Electrical Equipment - 1.12%
GrafTech International Ltd (a)	1,000,000	3,900,000

Electronic Equipment, Instruments & Components - 3.24%
Avnet, Inc.	245,000	11,223,450

Energy Equipment & Services - 1.46%
Tidewater, Inc.	180,000	5,076,000

Health Care Providers & Services - 2.80%
Community Health Systems, Inc. (a)	200,000	9,704,000

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
Hotels, Restaurants & Leisure - 0.44%
Royal Caribbean Cruises Ltd. (b)	20,000	$1,528,400

Insurance - 12.21%
American International Group, Inc.	198,000	10,955,340
Genworth Financial, Inc. (a)	1,550,000	12,012,500
Hartford Financial Services Group, Inc. (c)	240,000	9,830,400
MetLife, Inc. (c)	188,000	9,556,040

		42,354,280

Machinery - 6.28%
Kennametal, Inc.	285,000	9,975,000
Terex Corp.	430,000	11,786,300

		21,761,300

Media - 2.52%
Viacom Inc. - Class B	125,000	8,742,500

Metals & Mining - 2.84%
Rio Tinto PLC - ADR	199,400	9,836,402

Multiline Retail - 2.76%
Macy’s, Inc.	150,000	9,558,000

Oil, Gas & Consumable Fuels - 8.29%
Chesapeake Energy Corp.	490,000	8,173,200
Devon Energy Corp.	142,000	8,745,780
PBF Energy, Inc.	380,000	11,844,600

		28,763,580

Pharmaceuticals - 3.29%
Teva Pharmaceutical Industries Ltd. - ADR (c)	200,000	11,404,000

Semiconductors & Semiconductor Equipment - 2.15%
Broadcom Corp.	165,000	7,462,950

Software - 3.45%
Symantec Corp.	475,000	11,951,000

Snow Capital Opportunity Fund

Schedule of Investments (Continued)

February 28, 2015

	Shares	Value
Specialty Retail - 3.85%
American Eagle Outfitters, Inc.	891,600	$13,347,252

Technology Hardware, Storage & Peripherals - 7.22%
NCR Corp. (a)	457,000	13,440,370
NetApp, Inc.	300,000	11,595,000

		25,035,370

TOTAL COMMON STOCKS (Cost $283,741,189)		$326,960,330

SHORT-TERM INVESTMENTS - 5.48%
Money Market Fund - 5.48%
Fidelity Institutional Government Portfolio	19,010,664	19,010,664

TOTAL SHORT-TERM INVESTMENTS (Cost $19,010,664)		$19,010,664

Total Investments (Cost $302,751,853) - 99.77%		345,970,994
Other Assets in Excess of Liabilities - 0.23%		804,850

TOTAL NET ASSETS - 100.00%		$346,775,844

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Foreign Issued Security.
(c)	All or a portion of this security is pledged as collateral for options written.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

Snow Capital Opportunity Fund

Schedule of Options Written

February 28, 2015

	Contracts	Value
CALL OPTIONS
American Eagle Outfitters, Inc.
Expiration: March, 2015, Exercise Price: $15.00	300	$17,700
Expiration: March, 2015, Exercise Price: $16.00	300	6,600
Royal Caribbean Cruises Ltd.
Expiration: March, 2015, Exercise Price: $80.00	200	11,800

		36,100

PUT OPTIONS
Chicago Bridge & Iron Co. N.V.
Expiration: April, 2015, Exercise Price: $40.00	200	16,000
Community Health Systems, Inc.
Expiration: March, 2015, Exercise Price: $46.00	300	23,100
Devon Energy Corp.
Expiration: March, 2015, Exercise Price: $62.50	200	42,200
MetLife, Inc.
Expiration: April, 2015, Exercise Price: $50.00	200	20,600
Nabors Industries Ltd.
Expiration: April, 2015, Exercise Price: $11.00	400	14,200
Expiration: April, 2015, Exercise Price: $12.00	300	19,500

		135,600

Total Options Written (Premiums received $300,029)		$171,700

Snow Capital Family of Funds

Statements of Assets and Liabilities

February 28, 2015

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

ASSETS
Investments, at value: (Cost $102,910,579 and $302,751,853 respectively)	$109,180,457	$345,970,994
Dividends and interest receivable	173,070	461,032
Receivable for investments sold	1,535,860	5,416,099
Receivable for Fund shares sold	335,626	1,317,322
Other assets	16,852	17,013

TOTAL ASSETS	111,241,865	353,182,460

LIABILITIES
Written options, at value (premiums received of $0 and $300,029 respectively)	—	171,700
Payable for investments purchased	1,320,459	5,413,372
Payable for Fund shares redeemed	151,741	173,632
Payable to affiliates	52,367	92,204
Payable to Adviser	69,770	257,198
Payable for distribution fees	68,567	180,956
Payable for shareholder servicing fees	36,713	10,864
Payable to custodian	479,000	—
Accrued expenses and other liabilities	58,782	106,690

TOTAL LIABILITIES	2,237,399	6,406,616

NET ASSETS	$109,004,466	$346,775,844

Net assets consist of:
Paid-in Capital	$103,081,396	$301,697,849
Accumulated net investment income (loss)	(19,262)	(232,717)
Accumulated net realized gain (loss)	(327,546)	1,963,242
Net unrealized appreciation/depreciation on:
Investments	6,269,878	43,219,141
Written options	—	128,329

NET ASSETS	$109,004,466	$346,775,844

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Assets and Liabilities (Continued)

February 28, 2015

COMPUTATION OF NET ASSET VALUE	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

CLASS A SHARES
Net assets	$32,603,900	$116,812,274
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	1,053,776	4,178,332
Net asset value and redemption price per share(1)	$30.94	$27.96
Maximum offering price per share (Net Assets Value per share divided by 0.9475)(2)	$32.65	$29.51

CLASS C SHARES
Net assets	$18,738,794	$55,433,925
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	628,877	2,092,685
Net asset value, redemption price and offering price per share(1) (3)	$29.80	$26.49

INSTITUTIONAL CLASS SHARES
Net assets	$57,661,772	$174,529,645
Shares of beneficial interest outstanding (unlimited shares authorized, $0.001 par value)	1,841,518	6,189,681
Net asset value, redemption price and offering price per share(1)	$31.31	$28.20

(1)	If applicable, redemption price per share may be reduced by a 0.50% redemption fee for shares redeemed within thirty days of purchase.
(2)	Reflects a maximum sales charge of 5.25%.
(3)	A contingent deferred sales charge (“CDSC”) of 1.00% may be charged on shares redeemed within twelve months of purchase.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Statements of Operations

For the Year Ended February 28, 2015

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund

INVESTMENT INCOME
Dividend income	$1,464,706	$5,542,100 (1)
Interest income	62	170,157

TOTAL INVESTMENT INCOME	1,464,768	5,712,257

EXPENSES
Management fees	1,264,259	3,602,001
Administration fees	173,256	384,388
Transfer agent fees and expenses	139,095	221,344
Distribution fees - Class C	128,496	424,324
Distribution fees - Class A	112,003	323,267
Federal and state registration fees	46,875	49,482
Shareholder servicing fees - Class C	31,079	120,431
Audit and tax fees	22,961	26,394
Reports to shareholders	19,181	30,471
Custody fees	15,819	36,805
Legal fees	11,072	15,339
Chief Compliance Officer fees and expenses	7,985	7,973
Trustees’ fees and expenses	4,866	4,914
Other expenses	16,813	21,483

TOTAL EXPENSES	1,993,760	5,268,616

Less waivers and reimbursement by Advisor (Note 4)	(111,466)	—

NET EXPENSES	1,882,294	5,268,616

NET INVESTMENT INCOME (LOSS)	(417,526)	443,641

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	8,370,525	35,232,054
Purchased options	—	(974,776)
Written options	—	3,949,769
Net change in unrealized depreciation on:
Investments	(3,557,851)	(20,678,829)
Written options	—	(88,577)

NET REALIZED AND UNREALIZED GAIN	4,812,674	17,439,641

NET INCREASE IN NET ASSETS FROM OPERATIONS	$4,395,148	$17,883,282

(1)	Net of $45,552 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Small Cap Value Fund

Statements of Changes in Net Assets

	Year Ended February 28, 2015	Year Ended February 28, 2014

FROM OPERATIONS
Net investment loss	$(417,526)	$(695,905)
Net realized gain on:
Investments	8,370,525	7,771,711
Net change in unrealized appreciation (depreciation)
Investments	(3,557,851)	5,698,356

Increase in Net Assets from Operations	4,395,148	12,774,162

FROM DISTRIBUTIONS
Net realized gain - Class A	(3,593,386)	(2,040,598)
Net realized gain - Class C	(1,944,756)	(530,719)
Net realized gain - Institutional Class	(6,005,201)	(1,048,673)

Net decrease in net assets resulting from distributions paid	(11,543,343)	(3,619,990)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	13,803,935	25,423,418
Proceeds from shares sold - Class C	7,002,674	10,627,147
Proceeds from shares sold - Institutional Class	52,182,662	19,889,117
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	1,587,046	1,178,977
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	1,309,548	344,684
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	3,377,460	555,070
Payments for shares redeemed - Class A(1)	(35,954,541)	(5,675,382)
Payments for shares redeemed - Class C(2)	(2,136,852)	(491,137)
Payments for shares redeemed - Institutional Class(3)	(19,451,211)	(4,887,511)

Net Increase from capital share transactions	21,720,721	46,964,383

TOTAL INCREASE IN NET ASSETS	14,572,526	56,118,555
NET ASSETS
Beginning of Period	$94,431,940	$38,313,385

End of Period	$109,004,466	$94,431,940

ACCUMULATED NET INVESTMENT LOSS	$(19,262)	$—

(1)	Net of redemption fees of $575 and $501 for the years ended February 28, 2015 and February 28, 2014, respectively.
(2)	Net of redemption fees of $5 and $56 for the years ended February 28, 2015 and February 28, 2014, respectively.
(3)	Net of redemption fees of $737 and $510 for the years ended February 28, 2015 and February 28, 2014, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Snow Capital Opportunity Fund

Statements of Changes in Net Assets

	Year Ended February 28, 2015	Year Ended February 28, 2014

FROM OPERATIONS
Net investment income	$443,641	$197,007
Net realized gain (loss) on:
Investments	35,232,054	47,304,302
Purchased options	(974,776)	(340,721)
Written options	3,949,769	4,423,885
Net change in unrealized appreciation (depreciation)
Investments	(20,678,829)	28,903,984
Purchased options	—	51,792
Written options	(88,577)	270,653

Increase in Net Assets from Operations	17,883,282	80,810,902

FROM DISTRIBUTIONS
Net investment income - Class A	(151,304)	—
Net investment income - Institutional Class	(722,034)	—
Net realized gain - Class A	(15,342,788)	—
Net realized gain - Class C	(7,616,103)	—
Net realized gain - Institutional Class	(23,239,385)	(53,239)

Net decrease in net assets resulting from distributions paid	(47,071,614)	(53,239)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold - Class A	38,103,417	85,978,976
Proceeds from shares sold - Class C	8,813,729	7,351,121
Proceeds from shares sold - Institutional Class	60,604,020	34,461,328
Net asset value of shares issued to shareholders in payment of distributions declared - Class A	4,843,524	—
Net asset value of shares issued to shareholders in payment of distributions declared - Class C	5,979,458	—
Net asset value of shares issued to shareholders in payment of distributions declared - Institutional Class	15,251,504	30,554
Payments for shares redeemed - Class A(1)	(43,415,451)	(81,454,677)
Payments for shares redeemed - Class C(2)	(7,011,612)	(6,517,436)
Payments for shares redeemed - Institutional Class(3)	(36,649,531)	(28,754,700)

Net Increase from capital share transactions	46,519,058	11,095,166

TOTAL INCREASE IN NET ASSETS	17,330,726	91,852,829
NET ASSETS
Beginning of Period	$329,445,118	$237,592,289

End of Period	$346,775,844	$329,445,118

ACCUMULATED NET INVESTMENT INCOME (LOSS)	$(232,717)	$197,007

(1)	Net of redemption fees of $227 and $1,747 for the years ended February 28, 2015 and February 28, 2014, respectively.
(2)	Net of redemption fees of $35 and $102 for the years ended February 28, 2015 and February 28, 2014, respectively.
(3)	Net of redemption fees of $1,080 and $967 for the years ended February 28, 2015 and February 28, 2014, respectively.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$32.87	$27.67	$25.12	$24.50	$20.00

Income from investment operations:
Net investment loss(2)	(0.15)	(0.33)	(0.23)	(0.26)	(0.08	)(3)
Net realized and unrealized gain on investments	1.76	6.98	4.22	0.98	4.58

Total from Investment Operations	1.61	6.65	3.99	0.72	4.50

Less Distributions:
From net realized gain on investments	(3.54)	(1.45)	(1.44)	(0.10)	—

Total Distributions to Shareholders	(3.54)	(1.45)	(1.44)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)	0.00 (4)	0.00 (4)	—

Net Asset Value, End of Period	$30.94	$32.87	$27.67	$25.12	$24.50

Total Return(5)(6)	4.75%	23.94%	16.67%	3.00%	22.50%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$32,604	$53,755	$27,052	$11,611	$2,726
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(7)	1.79%	2.00%	2.80%	3.67%	16.14%
After waivers and reimbursements of expenses(7)	1.70%	1.87%	2.00%	2.00%	2.00%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(7)	(0.53)%	(1.18)%	(1.80)%	(2.84)%	(15.54)%
After waivers and reimbursements of expenses(7)	(0.44)%	(1.05)%	(1.00)%	(1.17)%	(1.40)%
Portfolio turnover rate(6)	83.51%	66.22%	89.48%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.05 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$32.01	$27.18	$24.89	$24.46	$20.00

Income from investment operations:
Net investment loss(2)	(0.36)	(0.54)	(0.42)	(0.44)	(0.12	)(3)
Net realized and unrealized gain on investments	1.69	6.82	4.15	0.97	4.58

Total from Investment Operations	1.33	6.28	3.73	0.53	4.46

Less Distributions:
From net realized gain on investments	(3.54)	(1.45)	(1.44)	(0.10)	—

Total Distributions to Shareholders	(3.54)	(1.45)	(1.44)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)	—	—	—

Net Asset Value, End of Period	$29.80	$32.01	$27.18	$24.89	$24.46

Total Return(5)(6)	3.95%	23.00%	15.77%	2.22%	22.30%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$18,739	$13,924	$2,692	$1,891	$264
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(7)	2.50%	2.72%	3.55%	4.42%	19.09%
After waivers and reimbursements of expenses(7)	2.45%	2.59%	2.75%	2.75%	2.75%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(7)	(1.15)%	(1.85)%	(2.58)%	(3.59)%	(18.47)%
After waivers and reimbursements of expenses(7)	(1.10)%	(1.72)%	(1.78)%	(1.92)%	(2.13)%
Portfolio turnover rate(6)	83.51%	66.22%	89.48%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.05 cent per share.
(5)	Based on net asset value, which does not reflect the sales charge.
(6)	Not annualized for periods less than a full year.
(7)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Small Cap Value Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012	Period Ended February 28, 2011(1)

Net Asset Value, Beginning of Period	$33.14	$27.82	$25.19	$24.51	$20.00

Income from investment operations:
Net investment loss(2)	(0.02)	(0.25)	(0.19)	(0.21)	(0.06	)(3)
Net realized and unrealized gain on investments	1.73	7.02	4.26	0.99	4.57

Total from Investment Operations	1.71	6.77	4.07	0.78	4.51

Less Distributions:
From net realized gain on investments	(3.54)	(1.45)	(1.44)	(0.10)	—

Total Distributions to Shareholders	(3.54)	(1.45)	(1.44)	(0.10)	—

Paid-in capital from redemption fees (Note 2)	0.00 (4)	0.00 (4)	0.00 (4)	0.00 (4)	—

Net Asset Value, End of Period	$31.31	$33.14	$27.82	$25.19	$24.51

Total Return(5)(6)	5.01%	24.24%	16.94%	3.24%	22.55%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$57,662	$26,753	$8,570	$7,069	$1,640
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(6)	1.57%	1.74%	2.55%	3.42%	18.78%
After waivers and reimbursements of expenses(6)	1.45%	1.61%	1.75%	1.75%	1.75%
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(6)	(0.19)%	(0.90)%	(1.60)%	(2.59)%	(18.06)%
After waivers and reimbursements of expenses(6)	(0.07)%	(0.77)%	(0.80)%	(0.92)%	(1.04)%
Portfolio turnover rate(5)	83.51%	66.22%	89.48%	77.25%	14.76%

(1)	Fund commenced operations on November 30, 2010.
(2)	Per share net investment loss was calculated using average shares outstanding.
(3)	Per share net investment loss was calculated prior to tax adjustments.
(4)	Less than 0.05 cent per share.
(5)	Not annualized for periods less than a full year.
(6)	Annualized for periods less than a full year.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class A

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011

Net Asset Value, Beginning of Period	$30.44	$23.35	$20.11	$21.57		$18.12

Income from investment operations:
Net investment income (loss)(1)	0.03	0.01	0.00 (2)	0.04	(2)	(0.04)
Net realized and unrealized gain (loss) on investments	1.60	7.08	3.28	(1.50)		3.53

Total from Investment Operations	1.63	7.09	3.28	(1.46)		3.49

Less Distributions:
From net investment income	(0.04)	—	(0.04)	—		(0.04)
From net realized gain on investments	(4.07)	—	—	—		—

Total Distributions to Shareholders	(4.11)	—	(0.04)	—		(0.04)

Paid-in capital from redemption fees (Note 2)(2)	0.00	0.00	0.00	0.00		0.00

Net Asset Value, End of Period	$27.96	$30.44	$23.35	$20.11		$21.57

Total Return(3)(4)	5.03%	30.36%	16.33%	(6.77)%		19.25%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$116,812	$125,243	$87,352	$122,004		$124,183
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(5)	1.47%	1.51%	1.55%	1.58%		1.56%
Excluding dividends and interest expense on short positions	—	—	—	1.54%		—
After waivers and reimbursements of expenses(5)	1.47%	1.51%	1.55%	1.58%		1.56%
Excluding dividends and interest expense on short positions	—	—	—	1.54%		—
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(5)	0.11%	0.04%	0.02%	0.23	%(6)	(0.21)%
After waivers and reimbursements of expenses(5)	0.11%	0.04%	0.02%	0.23	%(6)	(0.21)%
Portfolio turnover rate(4)	83.32%	90.69%	81.32%	85.09%		50.51%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Class C

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011

Net Asset Value, Beginning of Period	$29.20	$22.57	$19.53	$21.08		$17.81

Income from investment operations:
Net investment loss(1)	(0.18)	(0.17)	(0.13)	(0.07)		(0.18)
Net realized and unrealized gain (loss) on investments	1.54	6.80	3.17	(1.48)		3.46

Total from Investment Operations	1.36	6.63	3.04	(1.55)		3.28

Less Distributions:
From net investment income	—	—	—	—		(0.01)
From net realized gain on investments	(4.07)	—	—	—		—

Total Distributions to Shareholders	(4.07)	—	—	—		(0.01)

Paid-in capital from redemption fees (Note 2)	0.00 (2)	0.00 (2)	—	0.00	(2)	0.00 (2)

Net Asset Value, End of Period	$26.49	$29.20	$22.57	$19.53		$21.08

Total Return(3)(4)	4.27%	29.42%	15.51%	(7.31)%		18.43%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$55,434	$52,955	$40,300	$45,172		$60,855
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(5)	2.18%	2.22%	2.26%	2.18%		2.31%
Excluding dividends and interest expense on short positions	—	—	—	2.14%		—
After waivers and reimbursements of expenses(5)	2.18%	2.22%	2.26%	2.18%		2.31%
Excluding dividends and interest expense on short positions	—	—	—	2.14%		—
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(5)	(0.59)%	(0.64)%	(0.68)%	(0.36	)%(6)	(0.96)%
After waivers and reimbursements of expenses(5)	(0.59)%	(0.64)%	(0.68)%	(0.36	)%(6)	(0.96)%
Portfolio turnover rate(4)	83.32%	90.69%	81.31%	85.09%		50.51%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Based on net asset value, which does not reflect the sales charge.
(4)	Not annualized for periods less than a full year.
(5)	Annualized for periods less than a full year.
(6)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Opportunity Fund - Institutional Class

Financial Highlights

Per Share Data for a Share Outstanding Throughout Each Period

	Year Ended February 28, 2015	Year Ended February 28, 2014	Year Ended February 28, 2013	Year Ended February 29, 2012		Year Ended February 28, 2011

Net Asset Value, Beginning of Period	$30.67	$23.48	$20.25	$21.66		$18.15

Income from investment operations:
Net investment income(1)	0.11	0.09	0.05	0.09		0.01
Net realized and unrealized gain (loss) on investments	1.61	7.11	3.29	(1.50)		3.54

Total from Investment Operations	1.72	7.20	3.34	(1.41)		3.55

Less Distributions:
From net investment income	(0.12)	(0.01)	(0.11)	—		(0.04)
From net realized gain on investments	(4.07)	—	—	—		—

Total Distributions to Shareholders	(4.19)	(0.01)	(0.11)	—		(0.04)

Paid-in capital from redemption fees (Note 2)	0.00	0.00	0.00	0.00	(2)	0.00

Net Asset Value, End of Period	$28.20	$30.67	$23.48	$20.25		$21.66

Total Return(3)	5.31%	30.67%	16.59%	(6.51)%		19.58%

Supplemental Data and Ratios:
Net Assets at End of Period (000’s Omitted)	$174,530	$151,247	$109,940	$115,837		$115,055
Ratio of expenses to average net assets
Before waivers and reimbursements of expenses(4)	1.22%	1.26%	1.31%	1.33%		1.31%
Excluding dividends and interest expense on short positions	—	—	—	1.29%		—
After waivers and reimbursements of expenses(4)	1.22%	1.26%	1.31%	1.33%		1.31%
Excluding dividends and interest expense on short positions	—	—	—	1.29%		—
Ratio of net investment income (loss) to average net assets
Before waivers and reimbursements of expenses(4)	0.36%	0.32%	0.28%	0.49	%(5)	0.04%
After waivers and reimbursements of expenses(4)	0.36%	0.32%	0.28%	0.49	%(5)	0.04%
Portfolio turnover rate(3)	83.32%	90.69%	81.32%	85.09%		50.51%

(1)	Per share net investment income (loss) was calculated using average shares outstanding.
(2)	Less than 0.05 cent per share.
(3)	Not annualized for periods less than a full year.
(4)	Annualized for periods less than a full year.
(5)	The net investment loss ratios include dividends on short positions.

The accompanying notes are an integral part of these financial statements.

Snow Capital Family of Funds

Notes to Financial Statements

February 28, 2015

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each of the Snow Capital Family of Funds (the “Funds”) represents a distinct portfolio with its own investment objectives and policies within the Trust. The investment objective of the Snow Capital Opportunity Fund is protection of investment principal and long-term capital appreciation. The investment objective of the Snow Capital Small Cap Value Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The assets of the Trust are segregated, and a shareholder’s interest is limited to the Funds in which shares are held. The Trust has designated three classes of Fund shares: Class A, Class C and Institutional Class. The three classes differ principally in their respective distribution expense arrangements as well as their respective sales and redemption fee arrangements. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Class A shares are subject to an initial maximum sales charge of 5.25% imposed at the time of purchase. The sales charge declines as the amount purchased increases in accordance with the Funds’ prospectus. Class A shares are subject to a contingent deferred sales charge of 0.50% for purchases made at the $1,000,000 breakpoint that are redeemed within twelve months of purchase. Class C shares are subject to a contingent deferred sales charge for redemptions made within twelve months of purchase, in accordance with the Funds’ prospectus. The contingent deferred sales charge is 1.00% of the lesser of the original purchase price or the value of shares being redeemed. Institutional Class shares are no-load shares. The Snow Capital Opportunity Fund became effective and commenced operations on April 28, 2006. The Snow Capital Small Cap Value Fund became effective and commenced operations on November 30, 2010. Costs incurred by the Funds in connection with the organization, registration and the initial public offering of shares were paid by Snow Capital Management L.P. (the “Adviser”), the Funds’ investment adviser.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Funds’ securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities listed in the Nasdaq Stock Market, Inc. (“NASDAQ”) will be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not listed on NASDAQ shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/ or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced.

The Funds have adopted Statement of Financial Accounting Standard, “Fair Value Measurements” and FASB Staff Position “Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identified Transactions that are not Orderly” (“Determining Fair Value”). Determining Fair Value clarifies Fair Value Measurements and requires an entity to evaluate certain factors to determine whether there has been a significant decrease in volume and level of activity for the security such that recent transactions and quoted prices may not be determinative of fair value and further analysis and adjustment may be necessary to estimate fair value.

Determining Fair Value also requires enhanced disclosure regarding the inputs and valuation techniques used to measure fair value in those instances as well as expanded disclosure of valuation levels for major security types. Fair Value Measurements require the Funds to classify their securities based on valuation method. These inputs are summarized in the three broad levels listed below:

•	Level 1 – Quoted prices in active markets for identical securities.
•	Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the year ended February 28, 2015, no securities were transferred into or out of Level 1 or 2. The Funds held no Level 3 securities throughout the year. The following is a summary of the inputs used to value the Funds’ investments carried at fair value as of February 28, 2015.

Snow Capital Small Cap Value Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$106,772,554	$—	$—	$106,772,554
Real Estate Investment Trust	2,407,296	—	—	2,407,296

Total Equity	109,179,850	—	—	109,179,850
Short-Term Investment	607	—	—	607

Total Investments in Securities	$109,180,457	$—	$—	$109,180,457

Snow Capital Opportunity Fund
	Level 1	Level 2	Level 3	Total
Assets:
Equity
Common Stocks	$326,960,330	$—	$—	$326,960,330

Total Equity	326,960,330	—	—	326,960,330
Short-Term Investment	19,010,664	—	—	19,010,664

Total Investments in Securities	$345,970,994	$—	$—	$345,970,994

Liabilities:
Written Options	$171,700	$—	$—	$171,700

The Snow Capital Small Cap Value Fund did not hold derivative instruments during the period presented.

The Snow Capital Opportunity Fund may use certain options and futures contracts and options on futures contracts (collectively, “Derivative Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes and to effect closing transactions.

Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts.

Snow Capital Opportunity Fund

The fair value of derivative instruments as reported within the Statement of Assets and Liabilites as of February 28, 2015:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets & Liabilities Location	Value	Statement of Assets & Liabilities Location	Value
Equity Contracts—Options	Investments, at value	$—	Options written, at value	$171,700

Total		$—		$171,700

The effect of derivative instruments on the Statement of Operations for the year ended February 28, 2015:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$(974,776)	$3,949,769	$2,974,993

Total	$(974,776)	$3,949,769	$2,974,993

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Purchased Options	Written Options	Total
Equity Contracts—Options	$—	$(88,577)	$(88,577)

Total	$—	$(88,577)	$(88,577)

ASU 2011-11 “Dislcosure about Offsetting Assets and Liabilities” deals with offsetting assets and liabilities on the Statement of Assets and Liabilities with respect to derivative instruments. The Fund is not subject to any Master Netting Arrangements, therefore the Fund was not required to offset any assets or liabilities.

(b)	Options

The Snow Capital Opportunity Fund may purchase and write call or put options on securities and indices and enter into related closing transactions.

As a holder of a call option, the Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, the Fund has the obligation to sell the security at the exercise price during the exercise period. As a holder of a put option, the Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, the Fund has the obligation to buy the underlying security at the exercise price during the exercise period.

The premium that the Fund pays when purchasing an option or receives when writing an option will reflect, among other things, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period, current interest rates and supply and demand factors. The premium is the market value of an option at the time the contract trade is executed.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Specifically, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Transactions in options written during the year ended February 28, 2015 were as follows:

	Call Options
	Contracts	Premiums
Outstanding, beginning of period	3,970	$282,862
Options written	12,976	1,226,492
Options terminated in closing transactions -	(898)	(145,504)
Options exercised	(3,770)	(331,035)
Options expired	(11,478)	(929,648)

Outstanding, end of period	800	$103,167

	Put Options
	Contracts	Premiums
Outstanding, beginning of period	10,060	$1,036,338
Options written	45,902	4,346,043
Options terminated in closing transactions -	(300)	(25,187)
Options exercised	(16,090)	(1,646,055)
Options expired	(37,972)	(3,514,277)

Outstanding, end of period	1,600	$196,862

As of February 28, 2015, the fair value of long positions which served as collateral for call options written was $28,314,470.

Transactions in purchased options during the year ended February 28, 2015 were as follows:

Contracts
Outstanding, beginning of period	—
Options purchased	4,500
Options terminated in closing transactions	(2,000)
Options exercised	—
Options expired	(2,500)

Outstanding, end of period	—

(c)	Federal Income Taxes

The Funds comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and make the requisite distributions of income and capital gains to their shareholders sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

(d)	Distributions to Shareholders

The Funds will distribute any net investment income and any net realized long- or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amount of the dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. The differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(e)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(f)	Share Valuation

The net asset value (“NAV”) per share of the Funds is calculated by dividing the sum of the value of the securities held by the Funds, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Funds, rounded to the nearest cent. The Funds’ shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The Funds charge a 0.50% redemption fee on shares held less than thirty days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Funds will retain the fee charged as an increase in paid-in capital and such fees become part of the Funds’ daily NAV calculation.

Redemption fees were charged by the Funds as follows:

	Year Ended February 28, 2015	Year Ended February 28, 2014
Snow Capital Small Cap Value Fund	$1,317	$1,067
Snow Capital Opportunity Fund	$1,342	$2,816

(g)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are typically allocated evenly between the funds of the Trust or by other equitable means. Expenses directly attributable to a class of shares, which presently only include 12b-l distribution and service fees, are recorded to the specific class.

(h)	Other

Investment transactions are recorded on the trade date. The Funds determine the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(3)	Federal Tax Matters

The tax character of distributions paid were as follows:

	Year Ended February 28, 2015	Year Ended February 28, 2014
Snow Capital Small Cap Value Fund
Ordinary Income	$3,253,849	$1,798,588
Long Term Capital Gain	$8,289,493	$1,821,402
Snow Capital Opportunity Fund
Ordinary Income	$17,243,169	$53,239
Long Term Capital Gain	$29,828,445	$—

As of February 28, 2015, the components of accumulated earnings on tax basis were as follows:

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund
Cost basis of investment for Federal income tax purposes	$103,690,073	$305,107,325

Gross tax unrealized appreciation	12,409,414	55,914,385
Gross tax unrealized depreciation	(6,919,030)	(15,050,716)

Net tax unrealized appreciation	5,490,384	40,863,669

Undistributed ordinary income	—	—
Undistributed long-term capital gain	3,686,543	11,930,934

Total distributable earnings	3,686,543	11,930,934

Other accumulated losses	(3,253,857)	(7,716,608)

Total accumulated earnings	$5,923,070	$45,077,995

The difference between book basis and tax basis of investments is attributable to deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustment:

	Undistributed Net Investment Income/(Loss)	Accumulated Net Realized Gain/ (Loss)	Paid In Capital
Snow Capital Small Cap Value Fund	$398,264	$(398,264)	—
Snow Capital Opportunity Fund	$(27)	$27	—

At February 28, 2015, the Opportunity and Small Cap Value Funds deferred, on a tax basis, post-October capital losses of $7,594,914 and $3,234,595, respectively.

At February 28, 2015, the Opportunity and Small Cap Value Funds deferred, on a tax basis, post-December late-year ordinary losses of $232,717 and $19,262, respectively.

The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of February 28, 2015. Also, the Funds have not recognized interest and penalties related to uncertain tax benefits in fiscal 2015. At February 28, 2015, fiscal years 2012 through 2015 for both Funds remain open to examination in the Funds’ major tax jurisdictions.

(4)	Investment Adviser

The Trust has entered into an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Trust, on behalf of the Funds, compensates the Adviser for its management services at the annual rate of 1.00% for the Opportunity Fund and 1.15% for the Small Cap Value Fund of each Fund’s average daily net assets.

The Adviser has agreed to waive its management fees and/or reimburse a Fund’s other expenses at least through June 28, 2016, to the extent necessary to ensure that each Fund’s total annual operating expenses (exclusive of front-end or contingent deferred sales loads, taxes, leverage, interest, brokerage commissions, acquired fund fees and expenses, dividends or interest expense on short positions, expenses incurred in connections with any merger or reorganization or extraordinary expenses such as litigation) do not exceed the Expense Limitation Caps as follows:

	Class A	Class C	Institutional Class
Small Cap Value Fund	1.70%	2.45%	1.45%
Opportunity Fund	1.75%	2.50%	1.50%

Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than a Fund’s Expense Limitation Cap, provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of over the following three fiscal years.

The following table shows the remaining waived or reimbursed expenses subject to potential recovery expiring by:

	Small Cap Value Fund	Opportunity Fund
February 29, 2016	$186,726	$—
February 28, 2017	$82,607	$—
February 28, 2018	$111,466	$—

(5)	Distribution and Shareholder Servicing Plan

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), on behalf of the Funds, which authorizes it to pay Quasar Distributors, LLC (the “Distributor”) a distribution fee of 0.25% and 0.75% of each Fund’s average daily net assets of Class A and Class C shares, respectively, for services to prospective Fund shareholders and distribution of Fund shares, and 0.25% of each Fund’s average daily net assets of Class C shares for shareholder servicing. During the year ended February 28, 2015, the Opportunity Fund Class C shares accrued the 0.25% shareholder service fee for only a portion of the year. During the year ended February 28, 2015, the Funds accrued expenses pursuant to the 12b-1 Plan as follows:

	12b-1 Fees	Shareholder Servicing Fees
Small Cap Value Fund
Class A	$112,003
Class C	$128,496	$31,079
Opportunity Fund
Class A	$323,267
Class C	$424,324	$120,431

(6)	Related Party Transactions

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Funds’ Administrator and Fund Accountant under an Administration Agreement. The Administrator performs various administrative and accounting services including: preparing various federal and state regulatory filings, reports and returns for the Funds; preparing reports and materials to be supplied to the Trustees; monitoring the activities of the Funds’ custodian, transfer agent and accountants; coordinating the preparation and payment of the Funds’ expenses; and reviewing the Funds’ expense accruals. For the year ended February 28, 2015, administration and accounting fees of $173,256 and $384,388 were incurred for the Small Cap Value Fund and Opportunity Fund, respectively. At February 28, 2015, the Administrator was owed fees of $29,662 and $61,262 from the Small Cap Value Fund and Opportunity Fund, respectively.

USBFS also serves as the transfer agent to the Funds. U.S. Bank, N.A. (“US Bank), an affiliate of USBFS, serves as each Fund’s custodian. For the year ended February 28, 2015, the Small Cap Value Fund incurred $139,095 and $15,819 in transfer agency and custody fees, respectively. For the year ended February 28, 2015, the Opportunity Fund incurred $221,344 and $36,805 in transfer agency and custody fees, respectively. At February 28, 2015, the Small Cap Value Fund owed $39,064 and $2,489 for transfer agency and custody fees, respectively. At February 28, 2015, the Opportunity Fund owed $72,851 and $6,012 for transfer agency and custody fees, respectively.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. The Distributor is an affiliate of USBFS and US Bank.

Certain officers of the Fund are also employees of USBFS. A Trustee of the Trust is affiliated with USBFS and US Bank.

The Trust’s Chief Compliance Officer is also an employee of USBFS. For the year ended February 28, 2015, the Small Cap Value Fund and Opportunity Fund were allocated $7,985 and $7,973, respectively, of the Trust’s Chief Compliance Officer’s fee. At February 28, 2015, the Small Cap Value Fund and Opportunity Fund owed fees of $1,320 and $1,310, respectively, to USBFS for Chief Compliance Officer services.

(7)	Capital Share Transactions

Transactions in shares of the Funds were as follows:

Snow Capital Small Cap Fund Value – Class A Shares	Year Ended February 28, 2015	Year Ended February 28, 2014
Shares Sold	415,869	802,611
Shares issued to holders in reinvestment of distributions	50,543	35,225
Shares Redeemed	(1,048,251)	(179,896)

Net increase	(581,839)	657,940

Snow Capital Small Cap Fund Value – Class C Shares	Year Ended February 28, 2015	Year Ended February 28, 2014
Shares Sold	217,360	341,614
Shares issued to holders in reinvestment of distributions	43,262	10,560
Shares Redeemed	(66,745)	(16,208)

Net increase	193,877	335,966

Snow Capital Small Cap Fund Value – Institutional Class Shares	Year Ended February 28, 2015	Year Ended February 28, 2014
Shares Sold	1,515,443	632,681
Shares issued to holders in reinvestment of distributions	106,343	16,451
Shares Redeemed	(587,483)	(149,919)

Net increase	1,034,303	499,213

Snow Capital Opportunity Fund – Class A Shares	Year Ended February 28, 2015	Year Ended February 28, 2014
Shares Sold	1,258,086	3,336,250
Shares issued to holders in reinvestment of distributions	169,117	—
Shares Redeemed	(1,363,541)	(2,962,093)

Net increase (decrease)	63,662	374,157

Snow Capital Opportunity Fund – Class C Shares	Year Ended February 28, 2015	Year Ended February 28, 2014
Shares Sold	297,683	277,660
Shares issued to holders in reinvestment of distributions	220,076	—
Shares Redeemed	(238,489)	(250,183)

Net increase (decrease)	279,270	27,477

Snow Capital Opportunity Fund – Institutional Class Shares	Year Ended February 28, 2015	Year Ended February 28, 2014
Shares Sold	1,923,647	1,295,297
Shares issued to holders in reinvestment of distributions	528,282	1,006
Shares Redeemed	(1,193,456)	(1,047,049)

Net increase	1,258,473	249,254

(8)	Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended February 28, 2015 are summarized below.

	Snow Capital Small Cap Value Fund	Snow Capital Opportunity Fund
Purchases:
U.S. Government	$—	$—
Other	102,918,771	298,528,498
Sales:
U.S. Government	$—	$—
Other	91,172,643	271,605,008

(9)	Line of Credit

At February 28, 2015, the Small Cap Value Fund and the Opportunity Fund each had a line of credit in the amount of $2,500,000 and $25,000,000, respectively, maturing August 13, 2015. These unsecured lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The Funds’ securities serve as collateral for the lines of credit. The credit facility is with US Bank, the Funds’ custodian. Interest will be accrued at the prime rate (3.25% as of February 28, 2015).

During the year ended February 28, 2015, the Small Cap Value Fund borrowed on the line of credit on 50 days, with an average borrowing and interest rate on those days of $1,156,200 and 3.25%, respectively. Interest expense of $5,219 incurred during the year is included within other expenses on the Statement of Operations. The balance on October 17, 2014 and January 2, 2014 of $2,500,000 was the maximum amount of borrowing during the year ended February 28, 2015 for the Small Cap Value Fund. On February 28, 2015 the Small Cap Value Fund had an outstanding line of credit balance of $479,000. The Opportunity Fund did not utilize the line of credit during the period.

Report of Independent Registered Public Accounting Firm

To the Shareholders of Snow Capital Family of Funds and

Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and options written, of Snow Capital Family of Funds, consisting of Snow Capital Small Cap Value Fund and Snow Capital Opportunity Fund (collectively, the “Funds”), each portfolios of the diversified series constituting Trust for Professional Managers, as of February 28, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of February 28, 2015, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of February 28, 2015, the results of their operations for the period then ended, and the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin

April 29, 2015

Notice of Privacy Policy & Practices

We collect non-public personal information about you from the following sources:

•	information we receive about you on applications or other forms;
•	information you give us orally; and
•	information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibility. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Snow Capital Family of Funds

Additional Information

(Unaudited)

Tax Information

For the fiscal year ended February 28, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Small Cap Value Fund	54.52%
Opportunity Fund	32.98%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended February 28, 2015 was as follows:

Small Cap Value Fund	50.43%
Opportunity Fund	27.04%

For the fiscal year ended February 28, 2015, taxable ordinary income distributions are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(c) for the Funds as follows:

Small Cap Value Fund	100.00%
Opportunity Fund	94.94%

Indemnification

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Information about Trustees

The business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Funds’ Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1-877-SNOWFND (877-766-9363).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Independent Trustees

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Dr. Michael D. Akers, Ph.D. 615 E. Michigan St. Milwaukee, WI 53202 Age: 59	Trustee	Indefinite Term: Since August 22, 2001	Professor and Chair of Accounting, Marquette University (2004-present).	38	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Gary A. Drska 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	Trustee	Indefinite Term: Since August 22, 2001	Pilot, Frontier/Midwest Airlines, Inc. (airline company) (1986-present).	38	Independent Trustee, USA MUTUALS (an open-end investment company with two portfolios).

Jonas B. Siegel 615 E. Michigan St. Milwaukee, WI 53202 Age: 71	Trustee	Indefinite Term: Since October 23, 2009	Retired (2011-present). Managing Director, Chief Administrative Officer (“CAO”) and Chief Compliance Officer (“CCO”), Granite Capital International Group, L.P. (an investment management firm) (1994-2011).	38	Independent Trustee, Gottex Multi-Asset Endowment fund complex (three closed-end investment companies); Independent Trustee, Gottex Multi-Alternatives fund complex (three closed-end investment companies); Independent Manager, Ramius IDF fund complex (two closed-end investment companies); Independent Trustee, Gottex Trust (an open-end investment company with one portfolio).

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Interested Trustee and Officers

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Joseph C. Neuberger(1) 615 E. Michigan St. Milwaukee, WI 53202 Age: 52	Chairperson, and Trustee	Indefinite Term; Since August 22, 2001	Executive Vice President, U.S. Bancorp Fund Services, LLC (1994-present).	38	Trustee, Buffalo Funds (an open-end investment company with ten portfolios); Trustee, USA MUTUALS (an open-end investment company with two portfolios).

John P. Buckel 615 E. Michigan St. Milwaukee, WI 53202 Age: 57	President and Principal Executive Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2004-present).	N/A	N/A

Jennifer A. Lima 615 E. Michigan St. Milwaukee, WI 53202 Age: 41	Vice President, Treasurer and Principal Financial and Accounting Officer	Indefinite Term; Since January 24, 2013	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2002-present).	N/A	N/A

Rachel A. Spearo 615 E. Michigan St. Milwaukee, WI 53202 Age: 35	Secretary	Indefinite Term; Since November 15, 2005	Vice President, U.S. Bancorp Fund Services, LLC (2004-present).	N/A	N/A

Adam W. Smith 615 E. Michigan St. Milwaukee, WI 53202 Age: 33	Assistant Secretary	Indefinite Term; Since January 22, 2015	Vice President, U.S. Bancorp Fund Services, LLC (April 2012-present); Research Associate, Vista360, LLC (May 2010-April 2012), Student, Marquette University Law School (August 2007-May 2012).	N/A	N/A

Snow Capital Family of Funds

Additional Information (Continued)

(Unaudited)

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Trust Overseen by Trustee	Other Directorships Held by Trustee
Anita M. Zagrodnik 615 E. Michigan St. Milwaukee, WI 53202 Age: 54	Chief Compliance Officer, Vice President and Anti-Money Laundering Officer	Indefinite Term; Since July 1, 2014	Senior Vice President, U.S. Bancorp Fund Services, LLC ( 2014- present); Senior Vice President, Ariel Investments, LLC (2010-2013); Vice President, Ariel Investments, LLC (2003-2010).	N/A	N/A

Jesse J. Schmitting 615 E. Michigan St. Milwaukee, WI 53202 Age: 32	Assistant Treasurer	Indefinite Term; Since July 21, 2011	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2008-present).	N/A	N/A

Peter J. Chappy 615 E. Michigan St. Milwaukee, WI 53202 Age: 39	Assistant Treasurer	Indefinite Term; Since January 22, 2015	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2008-present).	N/A	N/A

Cullen O. Small 615 E. Michigan St. Milwaukee, WI 53202 Age: 27	Assistant Treasurer	Indefinite Term; Since January 22, 2015	Mutual Fund Administrator, U.S. Bancorp Fund Services, LLC (2010-present).	N/A	N/A
(1)	Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Funds’ principal underwriter.

A NOTE ON FORWARD LOOKING STATEMENTS

The matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any Adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Funds in the current Prospectus, other factors bearing on this report include the accuracy of the Adviser’s or portfolio managers’ forecasts and predictions, and the appropriateness of the investment programs designed by the Adviser or portfolio managers to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Funds to differ materially as compared to benchmarks associated with the Funds.

ADDITIONAL INFORMATION

The Funds have adopted proxy voting policies and procedures that delegate to the Adviser the authority to vote proxies. A description of the Funds’ proxy voting policies and procedures is available without charge, upon request, by calling the Funds toll free at 1-877-SNOWFND (877 766-9363). A description of these policies and procedures is also included in the Funds’ Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Funds’ proxy voting record during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-877 SNOWFND (877-766-9363), or by accessing the SEC’s website at http://www.sec.gov.

The Funds file their complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Funds file the schedule of portfolio holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Funds’ Forms N-CSR and N-Q on the SEC’s website at www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090 direct) or 1-800-SEC-0330 (general SEC number).

HOUSEHOLDING

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Funds reasonably believe are from the same family or household. Once implemented, if you would like to discountinue householding for your accounts, please call toll-free at 1-877-SNOWFND (877-766-9363) to request individual copies of these documents. Once the Funds receive notice to stop householding, the Funds will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

SNOW CAPITAL FAMILY OF FUNDS

Investment Adviser

Snow Capital Management L.P.

2000 Georgetowne Drive, Suite 200

Sewickley, Pennsylvania 15143

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

555 East Wells Street

Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the Registrant’s Form N-CSR filed on May 6, 2011.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dr. Michael Akers is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 2/28/2015	FYE 2/28/2014
Audit Fees	$50,950	$49,460
Audit-Related Fees	0	0
Tax Fees	$9,120	$8,860
All Other Fees	0	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 2/28/2015	FYE 2/28/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 2/28/2015	FYE 2/28/2014
Registrant	0	0
Registrant’s Investment Adviser	0	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)

The Registrant’s President and Treasurer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by

Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed May 6, 2011.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Trust for Professional Managers

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date April 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John Buckel
John Buckel, President

Date April 30, 2015

By (Signature and Title)*	/s/ Jennifer Lima
Jennifer Lima, Treasurer

Date April 30, 2015

*	Print the name and title of each signing officer under his or her signature.